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                         SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549


                                     ----------


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)                 January 3, 2002




                                DYNEGY HOLDINGS INC.
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              (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                       0-29311                 94-3248415
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(State or Other Jurisdiction        (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)



               1000 LOUISIANA, SUITE 5800, HOUSTON, TEXAS 77002
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         (Address of Principal Executive Offices, including Zip Code)




Registrant's telephone number, including area code           (713) 507-6400
                                                   -----------------------------


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ITEM 5. OTHER EVENTS.

        On January 3, 2002, Dynegy Inc., an Illinois corporation ("Dynegy"), Dynegy Holdings Inc., a Delaware corporation and wholly owned subsidiary of Dynegy ("Dynegy Holdings"), CGNN Holding Company, Inc., a Delaware corporation ("CGNN"), and MCTJ Holding Co. LLC, a Delaware limited liability company and wholly owned subsidiary of CGNN ("MCTJ"), entered into a Settlement Agreement (the "Settlement Agreement") relating to a petition previously filed by Dynegy and Dynegy Holdings seeking specific performance of Dynegy Holdings' option to purchase all of the membership interests of MCTJ, declaratory relief and damages. Pursuant to the Settlement Agreement, the parties agreed, among other things, to a closing on Dynegy Holdings' exercise of its option no later than January 30, 2002 and to comply with their respective obligations relating thereto contained in the Option Agreement dated as of November 9, 2001 and amended as of November 19, 2001 (the "Option Agreement") pursuant to which such option was granted. The parties also agreed that the option of CGNN, an indirect wholly owned subsidiary of Enron Corp., an Oregon corporation ("Enron"), to repurchase the membership interests of MCTJ and Dynegy's preferred stock in Northern Natural Gas Company, a Delaware corporation and wholly owned subsidiary of MCTJ ("Northern Natural"), would be extended to June 30, 2002. An Agreed Judgment relating to the petition has been entered pursuant to the Settlement Agreement.

        Also on January 3, 2002, Dynegy, Dynegy Holdings, Enron and Enron Transportation Services Co., a Delaware corporation and wholly owned subsidiary of Enron ("ETS"), entered into an Agreement (the "Agreement") pursuant to which the parties agreed, among other things, to comply with their respective obligations relating to the closing of Dynegy Holdings' option. Enron and ETS agreed that ETS would continue to operate the Northern Natural pipeline pursuant to the Option Agreement during the repurchase period until June 30, 2002. All parties agreed that neither the Settlement Agreement nor the Agreement would affect their rights in connection with the previously terminated Merger Agreement dated as of November 9, 2001 among Dynegy, Enron and the other parties thereto.

        The Settlement Agreement, the Agreement and the press release issued by Dynegy announcing their execution are attached hereto as exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               EXHIBITS      DESCRIPTION

               99.1 Settlement Agreement among Dynegy Inc., Dynegy Holdings Inc., CGNN Holding Company, Inc. and
                             MCTJ Holding Co. LLC dated as of January 3, 2002 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc. filed on January 8, 2002).
               99.2 Agreement among Dynegy Inc., Dynegy Holdings Inc., Enron Corp. and Enron Transportation Services Co. dated as of January 3, 2002 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. filed on January 8, 2002).

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               99.3          Press release of Dynegy Inc. dated January 3, 2002.

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                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 DYNEGY HOLDINGS INC.


                                 By: /s/ Keith R. Fullenweider
                                    ---------------------------
                                    Keith R. Fullenweider
                                    Senior Vice President and
                                    Deputy General Counsel

Date: January 8, 2002

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                               Exhibit Index



   EXHIBITS      DESCRIPTION

   99.1 Settlement Agreement among Dynegy Inc., Dynegy Holdings Inc., CGNN Holding Company, Inc. and
                 MCTJ Holding Co. LLC dated as of January 3, 2002 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Dynegy Inc.
                 filed on January 8, 2002).
   99.2 Agreement among Dynegy Inc., Dynegy Holdings Inc., Enron Corp. and Enron Transportation Services Co. dated as of January 3, 2002 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Dynegy Inc. filed on January 8, 2002).
   99.3          Press release of Dynegy Inc. dated January 3, 2002.